SOFTWORKS, Inc.
1999 Stock Option Plan, as amended
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SECTION 1.  GENERAL PROVISIONS
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1.1.  Name and General Purpose
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         The name of this plan is the  SOFTWORKS,  Inc.  1999 Stock  Option Plan
(hereinafter called the "1999 Plan"). The 1999 Plan is intended to be a broadly-based incentive plan which enables SOFTWORKS Inc. (the "Company") and its subsidiaries and affiliates to foster and promote the interests of the Company by attracting and retaining directors, officers and employees of, and consultants to, the Company who contribute to the Company's success by their ability, ingenuity and industry, to enable such directors, officers, employees and consultants to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company and to provide
incentive  compensation   opportunities  competitive  with  those  of  competing
corporations.

1.2  Definitions
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     a.  "Affiliate"  means any person or entity  controlled  by or under common control with the Company, by virtue of the ownership of voting securities, by contract or otherwise.

     b. "Board" means the Board of Directors of the Company.

     c. "Change in Control" means a change of control of the Company, or in any person directly or indirectly controlling the Company, which shall mean:

       (i) any person who is not currently such becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding voting securities; or

       (ii) three or more directors, whose election or nomination for election is not approved by a majority of the Incumbent Board (as hereinafter defined), are elected within any single 24-month period to serve on the Board of Directors; or

       (iii) members of the Incumbent Board cease to constitute a majority of the Board of Directors without the approval of the remaining members of the Incumbent Board; or

       (iv) any merger (other than a merger where the Company is the survivor and there is no accompanying Change in Control under subparagraphs (i), (ii) or
(iii) of this paragraph (b)), consolidation, liquidation or dissolution of the Company, or the sale of all or substantially all of the assets of the Company.

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to subparagraph (i) of this definition solely because 25% or more of the combined voting power of the Company's outstanding securities is acquired by one or more employee benefit plans maintained by the Company or by any other employer, the majority interest in which is held, directly or indirectly, by the Company. For purposes of this definition, the terms "person" and "beneficial owner" shall have the meaning set forth in Sections 3(a) and 13(d) of the Exchange Act, and in the regulations promulgated thereunder, as in effect on February 7, 1999; and the term "Incumbent Board" shall mean (A) the members of the Board of Directors of the Company on February 7, 1999, to the extent that they continue to serve as members of the Board of Directors, and (B) any individual who becomes a member of the Board of Directors after February 7, 1999, if his election or nomination for election as a director was approved by a vote of at least three-quarters of the then Incumbent Board.

     d. "Committee" means the Committee referred to in Section 1.3 of the 1999 Plan.

     e. "Common Stock" means shares of the Common Stock, par value $.10 per share, of the Company.

     f. "Company" means SOFTWORKS Inc., a corporation organized under the laws of the State of Delaware (or any successor corporation).

     g. "Fair  Market  Value"  means the market price of the Common Stock on The
Nasdaq Stock Market on the date of the grant or as reported on any other exchange on which the Common Stock is then traded on such date or on any other date on which the Common Stock is to be valued hereunder. If no sale shall have been reported on any such exchange, Fair Market Value shall be determined by the Committee.

     h. "Non-Employee Director" shall have the meaning set forth in Rule 16(b) promulgated by the Securities and Exchange Commission ("Commission").

     i. "Option" means any option to purchase Common Stock under Section 2 of the 1999 Plan.

     j. "Option Agreement" means the option agreement described in Section 2.4 of the 1999 Plan.

     k. "Participant" means any director, officer, employee or consultant of the Company, a Subsidiary or an Affiliate who is selected by the Committee to participate in the 1999 Plan.

     l. "Subsidiary" means any corporation in which the Company possesses directly or indirectly 50% or more of the combined voting power of all classes of stock of such corporation.

     m. "Total Disability" means accidental bodily injury or sickness which wholly and continuously disabled an optionee. The Committee, whose decisions shall be final, shall make a determination of Total Disability.

1.3  Administration of the Plan
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         The 1999 Plan shall be  administered  by the Board or by the  Committee appointed by the Board consisting of two or more members of the Board all of whom shall be Non-Employee Directors. The Committee shall serve at the pleasure of the Board and shall have such powers as the Board may, from time to time, confer upon it.

         Subject to this Section 1.3, the Committee shall have sole and complete authority to adopt, alter, amend or revoke such administrative rules, guidelines and practices governing the operation of the 1999 Plan as it shall, from time to time, deem advisable, and to interpret the terms and provisions of the 1999 Plan.

         The Committee shall keep minutes of its meetings and of action taken by it without a meeting. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members of the Committee without a meeting, shall constitute the acts of the Committee.

1.4  Eligibility
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         Stock Options may be granted only to directors,  officers, employees or consultants of the Company or a Subsidiary or Affiliate. Any person who has been granted any Option may, if he is otherwise eligible, be granted an additional Option or Options.

1.5  Shares
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         The aggregate  number of shares  reserved for issuance  pursuant to the
1999 Plan shall be 1,500,000 shares of Common Stock, or the number and kind of shares of stock or other securities which shall be substituted for such shares or to which such shares shall be adjusted as provided in Section 1.6.

         Such number of shares may be set aside out of the authorized but unissued shares of Common Stock or out of issued shares of Common Stock acquired for and held in the Treasury of the Company, not reserved for any other purpose. Shares subject to, but not sold or issued under, any Option terminating or expiring for any reason prior to its exercise in full will again be available for Options thereafter granted during the balance of the term of the 1999 Plan.

1.6  Adjustments Due to Stock Splits,
      Mergers, Consolidation, Etc.
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         If, at any time,  the Company  shall take any action,  whether by stock dividend, stock split, combination of shares or otherwise, which results in a proportionate increase or decrease in the number of shares of Common Stock theretofore issued and outstanding, the number of shares which are reserved for issuance under the 1999 Plan and the number of shares which, at such time, are subject to Options shall, to the extent deemed appropriate by the Committee, be increased or decreased in the same proportion, provided, however, that the Company shall not be obligated to issue fractional shares.

         Likewise, in the event of any change in the outstanding shares of Common Stock by reason of any recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other corporate change, the Committee shall make such substitution or adjustments, if any, as it deems to be appropriate, as to the number or kind of shares of Common Stock or other securities which are reserved for issuance under the 1999 Plan and the number of shares or other securities which, at such time are subject to Options.

         In the event of a Change in Control, at the option of the Board or Committee, (a) all Options outstanding on the date of such Change in Control shall, for a period of sixty (60) days following such Change in Control, become immediately and fully exercisable, and (b) an optionee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control any Option or portion of an Option which was granted more than six (6) months prior to the date of such surrender, to the extent not yet exercised, and to receive a cash payment in an amount equal to the excess, if any, of the Fair Market Value (on the date of surrender) of the shares of Common Stock subject to the Option or portion thereof surrendered, over the aggregate purchase price for such Shares under the Option.

1.7  Non-Alienation of Benefits
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         Except  as herein  specifically  provided,  no right or unpaid  benefit under the 1999 Plan shall be subject to alienation, assignment, pledge or charge and any attempt to alienate, assign, pledge or charge the same shall be void. If any Participant or other person entitled to benefits hereunder should attempt to alienate, assign, pledge or charge any benefit hereunder, then such benefit shall, in the discretion of the Committee, cease.

1.8  Withholding or Deduction for Taxes
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         If,  at any  time,  the  Company  or any  Subsidiary  or  Affiliate  is required, under applicable laws and regulations, to withhold, or to make any deduction for any taxes, or take any other action in connection with any Option exercise, the Participant shall be required to pay to the Company or such Subsidiary or Affiliate, the amount of any taxes required to be withheld, or, in lieu thereof, at the option of the Company, the Company or such Subsidiary or Affiliate may accept a sufficient number of shares of Common Stock to cover the amount required to be withheld.

1.9  Administrative Expenses
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         The entire expense of administering the 1999 Plan shall be borne by the
Company.

1.10 General Conditions
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 a. The  Board or the  Committee  may,  from  time to time,  amend,  suspend  or terminate any or all of the provisions of the 1999 Plan, provided that, without the Participant's approval, no change may be made which would alter or impair any right theretofore granted to any Participant.

 b. With the consent of the Participant affected thereby, the Committee may amend or modify any outstanding Option in any manner not inconsistent with the terms of the 1999 Plan, including, without limitation, and irrespective of the provisions of Section 2.3(c) below, to accelerate the date or dates as of which an installment of an Option becomes exercisable.

 c. Nothing contained in the 1999 Plan shall prohibit the Company or any Subsidiary or Affiliate from establishing other additional incentive compensation arrangements for employees of the Company or such Subsidiary or Affiliate.

 d. Nothing in the 1999 Plan shall be deemed to limit, in any way, the right of the Company or any Subsidiary or Affiliate to terminate a Participant's employment with the Company (or such Subsidiary or Affiliate) at any time.

 e. Any decision or action taken by the Board or the Committee arising out of or in connection with the construction, administration, interpretation and effect of the 1999 Plan shall be conclusive and binding upon all Participants and any person claiming under or through any Participant.

 f. No member of the Board or of the Committee shall be liable for any act or action, whether of commission or omission, (i) by such member except in circumstances involving actual bad faith, nor (ii) by any other member or by any officer, agent or employee.

1.11  Compliance with Applicable Law
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         Notwithstanding any other provision of the 1999 Plan, the Company shall not be obligated to issue any shares of Common Stock, or grant any Option with respect thereto, unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities and the Company may require any stock certificate so issued to bear a legend, may give its transfer agent instructions limiting the transfer thereof, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

1.12 Effective Dates
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         The 1999 Plan was  adopted by the Board on February 7, 1999 and amended by the Board on June 21,  1999.  The 1999 Plan shall  terminate  on  February 6,
2009.

Section 2.  OPTION GRANTS
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2.1  Authority of Committee
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         Subject to the  provisions of the 1999 Plan,  the Committee  shall have the sole and complete authority to determine (i) the Participants to whom Options shall be granted; (ii) the number of shares to be covered by each Option; and (iii) the conditions and limitations, if any, in addition to those set forth in Sections 2 and 3 hereof, applicable to the exercise of an Option, including without limitation, the nature and duration of the restrictions, if any, to be imposed upon the sale or other disposition of shares acquired upon exercise of an Option.

         Stock Options granted under the 1999 Plan shall be non-qualified stock options.

         The Committee shall have the authority to grant Options.

2.2  Option Exercise Price
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         The price of stock  purchased  upon the  exercise  of  Options  granted pursuant to the 1999 Plan shall be the Fair Market Value thereof at the time that the Option is granted.

         The purchase price is to be paid in full in cash, certified or bank cashier's check or, at the option of the Company, Common Stock valued at its Fair Market Value on the date of exercise, or a combination thereof, when the Option is exercised and stock certificates will be delivered only against such payment.

2.3  Option Grants
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         Each Option will be subject to the following provisions:

         a.   Term of Option
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  An  Option  will be for a term of not  more  than ten  years  from the date of grant.

         b.   Exercise
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  (i)  By an Employee:
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  Subject to the power of the Committee  under Section  1.10(b) above and except in the manner described below upon the death of the optionee, an Option may be exercised only in installments as follows: up to one-half of the subject shares on and after the first anniversary of the date of grant, up to all of the subject shares on and after the second such anniversary of the date of the grant of such Option but in no event later than the expiration of the term of the Option.

  An Option shall be exercisable during the optionee's lifetime only by the optionee and shall not be exercisable by the optionee unless, at all times since the date of grant and at the time of exercise, such optionee is an employee of or providing services to the Company, any parent corporation of the Company or any Subsidiary or Affiliate, except that, upon termination of all such employment or provision of services (other than by death, Total Disability, or by Total Disability followed by death in the circumstances provided below), the optionee may exercise an Option at any time within three months thereafter but only to the extent such Option is exercisable on the date of such termination.

  Upon termination of all such employment by Total Disability, the optionee may exercise such Options at any time within three years thereafter, but only to the extent such Option is exercisable on the date of such termination.

  In the event of the death of an optionee (i) while an employee of or providing services to the Company, any parent corporation of the Company or any Subsidiary or Affiliate, or (ii) within three months after termination of all such employment or provision of services (other than for Total Disability) or (iii) within three years after termination on account of Total Disability of all such employment or provision of services, such optionee's estate or any person who acquires the right to exercise such option by bequest or inheritance or by reason of the death of the optionee may exercise such optionee's Option at any time within the period of three years from the date of death. In the case of clauses (i) and (iii) above, such Option shall be exercisable in full for all the remaining shares covered thereby, but in the case of clause (ii) such Option shall be exercisable only to the extent it was exercisable on the date of such termination.

  (ii) By Persons other than Employees:
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  If the optionee is not an employee of the Company or the parent corporation of the Company or any Subsidiary or Affiliate, the vesting of such optionee's right to exercise his Options shall be established and determined by the Committee in the Option Agreement covering the Options granted to such optionee.

  Notwithstanding the foregoing provisions regarding the exercise of an Option in the event of death, Total Disability, other termination of employment or provision of services or otherwise, in no event shall an Option be exercisable in whole or in part after the termination date provided in the Option Agreement.

         c.   Transferability
              ---------------
  An Option granted under the 1999 Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, or, as determined by the Board or the Committee, to (i) a member or members of the optionee's family,
(ii) a trust, (iii) a family limited partnership or (iv) a similar estate planning vehicle primarily for members of the optionee's family.

2.4  Agreements
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         In consideration of any Options granted to a Participant under the 1999
Plan, each such Participant shall enter into an Option Agreement with the Company providing, consistent with the 1999 Plan, such terms as the Committee may deem advisable.